SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 11, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

 On February 11, 2002, Riviera Holdings Corporation announced through a press release that management will speak at the American Gaming Summit on February 12, 2002 in Las Vegas, Nevada.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits


Exhibit 99    Press Release dated February 11, 2002














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2002                            RIVIERA HOLDINGS CORPORATION


                                                             By: /s/ Duane Krohn
                                                             Treasurer and CFO











































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                              EXHIBIT INDEX

         Exhibit
         Number                                      Description

           99 Press Release dated February 11, 2002, announcing that management will speak at the American Gaming Summit on February 12, 2002 in Las Vegas, Nevada.